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                                                                   EXHIBIT 10.17




                          REGISTRATION RIGHTS AGREEMENT


         REGISTRATION RIGHTS AGREEMENT (the "Agreement") dated as of March 25, 1998 by and among Atlantic Data Services, Inc., a Massachusetts corporation (the "COMPANY") and each of the shareholders of the Company listed on Schedule I hereto (the "SHAREHOLDERS").

                              W I T N E S S E T H:

         WHEREAS, the Shareholders currently own collectively 6,847,960 shares of the Company's Common Stock, $.01 par value per share (the "COMMON STOCK") and 3,104,800 shares of the Company's Special Common Stock, $.01 par value per share (the "SPECIAL COMMON");

         WHEREAS, each of the Shareholders and the Company are parties to a Shareholders' Agreement dated as of July 15, 1988, as amended (the "SHAREHOLDERS' AGREEMENT");

         WHEREAS, the Company is presently in the process of preparing an underwritten initial public offering (the "OFFERING") of shares of its Common Stock;

         WHEREAS, the Company and the Shareholders desire to terminate the Shareholders' Agreement and replace it in full with the terms and provisions of this Agreement effective on the first date that the Company's shares of Common Stock are registered under the Securities Exchange Act of 1934, as amended (the "EFFECTIVE DATE").

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                    ARTICLE I

                               REGISTRATION RIGHTS

                  1.1 "PIGGY-BACK" REGISTRATIONS. If at any time the Company shall determine to register, in a firm commitment underwritten offering, for its own account or the account of others under the Securities Act of 1933, as amended (the "SECURITIES ACT") any of its equity securities, it shall send to each holder of Registrable Shares (as defined below), written notice of such determination and, if within twenty (20) days after receipt of such notice, such holder shall so request in writing, the Company shall include in such registration statement all or any part of the Registrable Shares such holder requests to be registered. "REGISTRABLE SHARES" shall consist of (i) any and all shares of Common Stock held by the Shareholders as of the date of this Agreement which shares are set forth on Schedule I attached hereto; (ii) any and all shares of Common Stock issued or issuable upon conversion of the Special Common held by the Shareholders as of the date of this Agreement which shares are set forth on Schedule I attached hereto; and (iii) any and all of Common Stock and all other securities of the Company which
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may be issued in exchange for or in respect of shares of the Common Stock
(whether by way of conversion, stock split, stock dividend, reclassification, reorganization, or any other means).

                  If, in connection with any offering involving Common Stock to be issued by the Company, the managing underwriter shall impose a limitation on the number of shares of such Common Stock which may be included in the registration statement because, in its judgment, such limitation is necessary to effect an orderly public distribution, then the Company shall be obligated to include in such registration statement only such limited portion of the Registrable Shares with respect to which such holder has requested inclusion hereunder; provided, however, that the Company shall not so exclude any Registrable Shares unless it has first excluded any securities to be offered and sold by officers and employees of the Company or by holders who do not have contractual rights to include such securities in any registration.

                  Any exclusion of Registrable Shares shall be made pro rata among the Shareholders and its assigns seeking to include such shares in proportion to the number of such shares held by the Shareholder or its assigns bears to total number of shares held by all shareholders. No rights or restrictions under this Section 1.1 shall be construed to limit, and shall not apply to, any registration required under Section 1.2. The obligations of the Company under this Section 1.1 may be waived at any time upon the written consent of holders of a majority of the Registrable Shares.

                  This Section 1.1 shall not apply to (i) the Offering or (ii) a registration of shares of Common Stock on Form S-8 or Form S-4 or their then equivalents or otherwise relating to an offering of shares of Common Stock to be issued in connection with any acquisition of any entity or business or otherwise issuable in connection with any stock option, stock purchase or employee benefit plan of the Company existing now or in the future.

                  1.2 DEMAND REGISTRATIONS. Commencing with the Offering (but not within twelve (12) months of the effective date of the registration statement filed in connection with the Offering), if on any occasion one or more holders of at least twenty percent (20%) of the Registrable Shares shall notify the Company in writing that it or they intend to offer or cause to be offered for public sale, in a firm commitment underwritten offering (with a managing underwriter, which shall be a nationally recognized investment bank reasonably satisfactory to the Company), not less than fifty percent (50%) of the Registrable Shares held by such holders, (or any lesser percentage if the anticipated aggregate offering price would exceed $5,000,000), the Company will so notify all holders of Registrable Shares. Upon written request of any holder given within twenty (20) days after the receipt by such holder from the Company of such notification, the Company will use its best efforts to cause such of the Registrable Shares as may be requested by any holder thereof (including the holder or holders giving the initial notice of intent to offer) to be registered under the Securities Act as expeditiously as possible.

                  The Company shall not be required to effect more than three
(3) registration pursuant to this Section 1.2 and no Shareholder may request a registration pursuant to this Section 1.2 earlier than twelve (12) months after the effective date of the most recent registration requested under this Section
1.2. If the Company determines to include shares to be sold by it or
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                                      -3-


by other selling shareholders in any registration request pursuant to this
Section 1.2, such registration shall be deemed to have been a "piggy back" registration under Section 1.1, and not a "demand" registration under this
Section 1.2 if the holders of Registrable Shares are unable to include in any such registration statement at least two-thirds of the Registrable Shares initially requested for inclusion in such registration statement.

                  1.3 EFFECTIVENESS. The Company will use its best efforts to maintain the effectiveness for at least 90 days (or such shorter period of time as the underwriters need to complete the distribution of the registered offering of any registration statement pursuant to which any of the Registrable Shares are being offered, and from time to time will amend or supplement such registration statement and the prospectus contained therein to the extent necessary to comply with the Securities Act and any applicable state securities statute or regulation. The Company will also provide each holder of Registrable Shares with as many copies of the prospectus contained in any such registration statement as it may reasonably request.

                  1.4 INDEMNIFICATION OF HOLDER OF REGISTRABLE SHARES. In the event that the Company registers any offering of the Registrable Shares under the Securities Act, the Company will indemnify and hold harmless each holder and each underwriter of the Registrable Shares (including their officers, directors, affiliates and partners) so registered (including any broker or dealer through whom such shares may be sold) and each person, if any, who controls such holder or any such underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them become subject under the Securities Act, applicable state securities laws or under any other statute or at common law or otherwise, as incurred, and, except as hereinafter provided, will reimburse each such holder, each such underwriter and each such controlling person, if any, for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement under which such Registrable Shares were registered under the Securities Act, in any preliminary or amended preliminary prospectus or in the final prospectus (or the registration statement or prospectus as from time to time amended or supplemented by the Company), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities laws applicable to the Company and relating to action or inaction required of the Company in connection with such registered offering.

                  Notwithstanding the foregoing, the Company shall have no obligation to indemnify any such holder, underwriter or controlling person if:
(i) such untrue statement or omission was made in such registration statement, preliminary or amended preliminary prospectus or final prospectus in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such holder of Registrable Shares (in the case of indemnification of such holder), such underwriter (in the case of indemnification of such underwriter) or such controlling person (in the case
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of indemnification of such controlling person) expressly for use therein, or
(ii) in the case of a sale directly by such holder of Registrable Shares (including a sale of such Registrable Shares through any underwriter retained by such holder of Registrable Shares to engage in a distribution solely on behalf of such holder of Registrable Shares), such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus copies of which were delivered to such holder of Registrable Shares or such underwriter on a timely basis, and such holder of Registrable Shares failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the Registrable Shares to the person asserting any such loss, claim, damage or liability in any case where such delivery is required by the Securities Act.

                  The indemnity provided in this Section 1.4 shall survive the transfer of any Registrable Shares by such holder or any termination of this Agreement.

                  1.5 INDEMNIFICATION OF COMPANY. In the event that the Company registers any offering of Registrable Shares under the Securities Act, each holder of the Registrable Shares so registered will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed or otherwise participated in the preparation of the registration statement, each underwriter of the Registrable Shares so registered (including any broker or dealer through whom such of the shares may be sold) and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, applicable state securities laws or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse the Company and each such director, officer, underwriter or controlling person for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement of a material fact contained in the registration statement under which such Registrable Shares were registered under the Securities Act, in any preliminary or amended preliminary prospectus or in the final prospectus (or in the registration statement or prospectus as from time to time amended or supplemented), or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading, but only to the extent that any such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such holder of Registrable Shares expressly for use therein; provided, however, that such holders' obligations hereunder shall be limited to an amount equal to the proceeds received by such holder of Registrable Shares sold in any such registered offering.
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                                      -5-


                  1.6 INDEMNIFICATION PROCEDURES AND CONTRIBUTION.

                  (a) Conduct of Indemnification Proceedings. If any action or proceeding (including any governmental investigation) shall be brought or asserted against any person entitled to indemnification under Sections 1.4 or
1.5 above (an "INDEMNIFIED PARTY") in respect of which indemnity may be sought from any party required by the terms hereof to provide such indemnification (an "INDEMNIFYING PARTY"), the Indemnifying Party shall assume the defense thereof, including the employment of counsel selected by the Indemnifying Party and reasonably satisfactory to such Indemnified Party, and shall assume the payment of all expenses. Such Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party has agreed to pay such fees and expenses or (ii) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that there may be a conflict of interest on the part of counsel employed by the Indemnifying Party to represent such Indemnified Party, or that there may be defenses available to the Indemnified Party that are different from or in addition to those available to the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party; it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such Indemnified Parties, which firm shall be designated in writing by such Indemnified Parties). The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.

                  (b) Contribution. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which the Company or any holder of Registrable Shares exercising its rights under this
Article 1, makes a claim for indemnification pursuant to Section 1.4 or 1.5, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding that Section 1.4 or 1.5 provides for indemnification, then, in such case, the Company and such holder of Registrable Shares will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the holder of Registrable Shares on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations or, if the allocation provided herein is not permitted by applicable law,
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                                      -6-


in such proportion as shall be appropriate to reflect the relative benefits received by the Company and any holder of Registrable Shares from the offering of the Securities covered by such registration statement. The relative fault of the Company on the one hand and of the holder of Registrable Shares on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the holder of Registrable Shares on the other, and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case,
(A) no such holder of Registrable Shares will be required to contribute any amount in excess of the lesser of (1) the amount for which such holder would have been liable pursuant to Section 1.5 if the indemnification provided for therein were enforceable in accordance with the terms thereof and (2) the proceeds received by such holder of Registrable Shares offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

                  1.7 EXCHANGE ACT REGISTRATION. The Company shall timely file with the Commission such information as the Commission may require under Section 13 or 15(d) of the Securities and Exchange Act of 1934, as amended (the "EXCHANGE ACT"); and in such event, the Company shall use its best efforts to take all action pursuant to Rule 144(c) as may be required as a condition to the availability of Rule 144 or Rule 144A under the Securities Act (or any successor exemptive rule hereinafter in effect) with respect to the Common Stock. The Company shall furnish to any holder of Registrable Shares forthwith upon request
(i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144(c), (ii) a copy of the most recent annual or quarterly report of the Company as filed with the Commission, and (iii) such other publicly filed reports and documents as a holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a holder to sell any such Registrable Shares without registration. The Company agrees to use its best efforts to facilitate and expedite transfers of Registrable Shares pursuant to Rule 144 under the Securities Act, which efforts shall include timely notice to its transfer agent to expedite such transfers of Registrable Shares and timely filing of all reports required to be filed with the Commission within any applicable time period (such as Form 10-K, Form 10-Q and Form 8-K).

                  1.8 DAMAGES. The Company recognizes and agrees that the holder of Registrable Shares will not have an adequate remedy if the Company fails to comply with this Article I and that damages may not be readily ascertainable, and the Company expressly agrees that, in the event of such failure, it shall not oppose an application by the holder of Registrable Shares or any other person entitled to the benefits of this Article I requiring specific performance of any and all provisions hereof or enjoining the Company from continuing to commit any such breach of this Article I.

                  1.9 FURTHER OBLIGATIONS OF THE COMPANY. Whenever under the preceding Sections of this Article I, the Company is required hereunder to register an offering of Registrable Shares, it agrees that it shall also do the following:
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                                      -7-


                           (a) Furnish to each selling holder such copies of each preliminary and final prospectus and such other documents as said holder may reasonably request to facilitate the public offering of its Registrable Shares;

                           (b) Use all reasonable efforts to register or qualify the Registrable Shares covered by said registration statement under the applicable securities or Blue Sky laws of such jurisdictions as any selling holder may reasonably request; provided, however, that the Company shall not be obligated to qualify to do business in any jurisdictions where it is not then so qualified or to take any action which would subject it to local taxation or the service of process in suits other than those arising out of the offer or sale of the securities covered by the registration statement in any jurisdiction where it is not then so subject or to conform the composition of its assets at the time to the securities or "Blue Sky" laws of any jurisdiction;

                           (c) Furnish to each selling holder a signed counterpart, addressed to the selling holders, of

                                    (i) an opinion of counsel for the Company,
                  dated the effective date of the registration statement, and

                                    (ii) "comfort" letters signed by the
                  Company's independent public accountants who have examined and reported on the Company's financial statements included in the registration statement, to the extent permitted by the standards of the American Institute of Certified Public Accountants,

         covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants' "comfort" letters) with respect to events subsequent to the date of the financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' "comfort" letters delivered to the underwriters in underwritten public offerings of securities, but the Company shall be obligated hereunder only to the extent that the Company is required to deliver or cause the delivery of such opinion or "comfort" letters to the underwriters in an underwritten public offering of securities;

                           (d) Permit each selling holder of Registrable Shares or his counsel or other representatives to inspect and copy such corporate documents and records as may reasonably be requested by them after reasonable advance notice and without undue interference with the operation of the Company's business;

                           (e) Furnish to each selling holder of Registrable Shares a copy of all documents filed with and all correspondence from or to the Commission in connection with any such offering of securities;

                           (f) Use its best efforts to ensure the obtaining of all necessary approvals from the National Association of Securities Dealers, Inc. (the "NASD"); and
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                                      -8-


                           (g) Otherwise use all reasonable efforts to comply with all applicable rules and regulations of the Commission.

                  Whenever under the preceding Sections of this Article I the holders of Registrable Shares are registering such shares pursuant to any registration statement, each such holder agrees to timely provide to the Company, at its request, such written information and materials as it may reasonably request in order to effect the registration of such Registrable Shares.

                  1.10 EXPENSES. In the case of each registration effected under
Section 1.1 or 1.2, the Company shall bear all reasonable costs and expenses of each such registration on behalf of the selling holders of Registrable Shares (except as otherwise prohibited by state securities law or regulation), including, but not limited to, the Company's printing, legal and accounting fees and expenses, Commission and NASD filing fees and "Blue Sky" fees and expenses and the reasonable fees and disbursements of one counsel competent in securities matters for the selling holders of Registrable Shares in connection with the registration of their Registrable Shares; provided, however, that the Company shall have no obligation to pay or otherwise bear any portion of the underwriters' commissions or discounts attributable to the Registrable Shares being offered and sold by the holders of Registrable Shares, or the fees and expenses of more than one counsel for the selling holders of Registrable Shares in connection with the registration of the Registrable Shares. The Company shall pay all expenses (including reasonable attorneys' fees) of the holders of the Registrable Shares in connection with any registration initiated pursuant to this Article I which is withdrawn, delayed or abandoned, except if such withdrawal, delay or abandoned is requested by the holders of the Registrable Shares or is caused by the fraud, material misstatement or omission of a material fact to be included in writing in such registration by a holder of Registrable Shares, or other act of the holders of Registrable Shares in violation of the provisions of this Agreement.

                  1.11 EXPIRATION OF REGISTRATION RIGHTS. With respect to any Registrable Shares held by any Shareholder, the registration rights set forth in
Section 1.1 or 1.2 of this Agreement shall terminate and expire when any such Shareholder holds less than one percent (1.0%) of the outstanding Common Stock, or such Shareholder, is otherwise eligible to sell to the public such Registrable Shares pursuant to any of the provisions of Rule 144(k) of the Securities Act or any successor provision. Notwithstanding the foregoing, the registration rights granted in Sections 1.1 and 1.2 hereof shall expire on the date which is three (3) years from the date hereof.

                  1.12 "LOCK-UP" AND MARKET STANDSTILL. Each holder of Registrable Shares agrees that in the event the Company proposes to offer for sale to the public any of its equity securities pursuant to a registration statement under the Securities Act (whether for its own account or the account of others, including the holders of Registrable Shares), and (1) if requested in writing by the Company and an underwriter of the proposed offering of Common Stock or other securities of the Company; and (2) if all other non-institutional "affiliates" and all directors and executive officers similarly situated are requested by the Company and such underwriter to sign, and actually do sign, any "Lock-Up Agreement" (as described herein), then such holder will agree to a restriction whereby he not sell, grant any option or right to buy or sell, or otherwise transfer or dispose of in any manner, to the public in open market transactions, any

Common Stock or other equity securities of the Company held by it during whatever time period requested by the Company and the underwriter for restrictions on trading or transfer (the "LOCK-UP PERIOD") following the effective date of the registration statement of the Company filed under the Securities Act. Such agreements shall be in writing and in form and substance pursuant to customary and prevailing terms and conditions for such Lock-Up Agreements. The Company may impose stop-transfer instructions with respect to the securities subject to the foregoing restrictions until the end of the Lock-Up Period. Such Lock-Up Period shall not exceed 180 days in length.

                  1.13 DELAY OF REGISTRATION. For a period not to exceed 90 days (subject to the last paragraph of this Section 1.13), the Company shall not be obligated to prepare and file, or be prevented from delaying or abandoning, a registration statement pursuant to this Agreement at any time when the Company, in its good faith judgment by the Board of Directors with the advice of counsel, reasonably believes:

                           (a) that the filing thereof at the time requested, or the offering of Registrable Shares pursuant thereto, would materially and adversely affect (i) a pending or scheduled public offering or private placement of the Company's securities, (ii) an acquisition, merger, consolidation or similar transaction by or of the Company,
         (iii) pre-existing and continuing negotiations, discussions or pending proposals with respect to any of the foregoing transactions, or (iv) the financial condition of the Company in view of the disclosure of any pending or threatened litigation, claim, assessment or governmental investigation which may be required thereby; and

                           (b) that the failure to disclose any material information with respect to the foregoing would cause a violation of the Securities Act or the Exchange Act.

         If the Company defers or delays the filing of a registration statement or the offering of Registrable Shares or if the Company abandons a registration statement pursuant to this Section 1.13, then such deferral, delay or abandonment right shall exist only so long as the condition giving rise to such right exists. If the Company chooses to abandon a registration statement pursuant to, and in accordance with, this Section 1.13 then such registration shall not be deemed to be a "demand" registration under Section 1.2.


                                   ARTICLE II

                     TERMINATION OF SHAREHOLDERS' AGREEMENT

         Each of the undersigned, being a party to the Shareholders' Agreement, acknowledges and agrees that, as of the Effective Date, the Shareholders' Agreement shall be terminated and of no further force and effect and all rights and obligations of the parties thereto shall be null and void.

                                   ARTICLE III

                                  MISCELLANEOUS

                  3.1 SEVERABILITY. If any provisions of this Agreement shall be determined to be illegal or unenforceable by any court of law, the remaining provisions shall be severable and enforceable in accordance with their terms.

                  3.2 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the principles of conflicts of law thereof.

                  3.3 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, legal representatives and heirs and shall be binding upon the Company and its successors and assignees. Notwithstanding the foregoing, the rights hereunder are not assignable without the prior written consent of the Company.

                  3.4 MODIFICATION OR AMENDMENT. Neither this Agreement nor any provision hereof may be modified, amended, changed, waived, discharged or terminated except by an instrument in writing, signed by holders of at least a majority of the Registrable Shares.

                  3.5 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

                  3.6 NOTICES. All notices to be given or otherwise made to any party to this Agreement shall be deemed to be sufficient if contained in a written instrument, delivered in person, or by express overnight courier service, or by electronic facsimile transmission (with a copy sent by first class mail, postage prepaid), or by registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth herein or at such other address as may hereafter be designated in writing by the addressee to the address or listing all parties. All such notices shall, when mailed or telegraphed, be effective when received or when attempted delivery is refused.

                  3.7 MERGER PROVISION. This Agreement, including all exhibits and schedules thereto, constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and thereof, and supersede all prior and contemporaneous agreements and understandings, whether oral or written, of any of the parties hereto concerning the subject matter hereof and thereof.

                  3.8 CONTRACT CONSTRUCTION. Whenever the content of this Agreement permits, the masculine gender shall include the feminine and neuter genders, and reference to singular or plural shall be interchangeable with the other. When a reference is made in this Agreement to Articles or Sections, such references shall be to an Article or Section of this

Agreement unless otherwise indicated. When used in this Agreement, the words "hereof," "herein" and "hereunder" refer to this Agreement.

                  3.9 SECTION HEADINGS. Captions in this Agreement are for convenience only and shall not be considered a part of or effect the construction or interpretation of any provision of this Agreement.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
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                                      -12-


         IN WITNESS WHEREOF, the undersigned have hereunto executed this Agreement of the date first above written.

                                   THE COMPANY:

                                   ATLANTIC DATA SERVICES, INC.

                                   By:   /s/   Robert W. Howe
                                       -----------------------------------------

                                   Print Name: Robert W. Howe

                                   Title: Chief Executive Officer
                                          --------------------------------------


                                   SHAREHOLDERS:


                                   /s/ Robert W. Howe
                                   ---------------------------------------------
                                       Robert W. Howe


                                   /s/ William H. Gallagher
                                   ---------------------------------------------
                                       William H. Gallagher


                                   /s/ Lee M. Kennedy
                                   ---------------------------------------------
                                       Lee M. Kennedy


                                   /s/ Edward B. Gardner, Jr.
                                   ---------------------------------------------
                                       Edward B. Gardner, Jr.



                                   GENERAL ATLANTIC PARTNERS II, L.P.

                                   By:   /s/   David C. Hodgson
                                      ------------------------------------------

                                   Print Name: David C. Hodgson
                                              ----------------------------------

                                   Title: Managing Member of General Atlantic
                                          Partners, LLC, its General Partner
                                          --------------------------------------

                                   LEE M. KENNEDY 1997 IRREVOCABLE TRUST
                                   f/b/o Shaila Kennedy dated November 6, 1997

                                   By: /s/ Mary Elizabeth Kenney
                                       -----------------------------------------
                                           Mary Elizabeth Kennedy
                                           Trustee

                                   By: /s/ Jennifer C. Snyder
                                       -----------------------------------------
                                           Jennifer C. Snyder
                                           Trustee



                                   LEE M. KENNEDY 1997 IRREVOCABLE TRUST
                                   f/b/o Lee Michael Kennedy dated November 6,
                                   1997

                                   By: /s/ Mary Elizabeth Kennedy
                                       -----------------------------------------
                                           Mary Elizabeth Kennedy
                                           Trustee

                                   By: /s/ Jennifer C. Snyder
                                       -----------------------------------------
                                           Jennifer C. Snyder
                                           Trustee



                                   LEE M. KENNEDY 1997 IRREVOCABLE TRUST
                                   f/b/o Eugene Kennedy dated November 6, 1997

                                   By: /s/ Mary Elizabeth Kennedy
                                       -----------------------------------------
                                           Mary Elizabeth Kennedy
                                           Trustee

                                   By: /s/ Jennifer C. Snyder
                                       -----------------------------------------
                                           Jennifer C. Snyder
                                           Trustee

                                   HOWE FAMILY PARTNERSHIP

                                   By: /s/ Robert W. Howe
                                       -----------------------------------------
                                           Robert W. Howe
                                           General Partner


                                   ROBERT W. HOWE GRANTOR
                                   RETAINED ANNUITY TRUST

                                   By: /s/ Stephen A. Hurwitz
                                       -----------------------------------------
                                           Stephen A. Hurwitz
                                           Trustee



                                   GALLAGHER FAMILY LIMITED PARTNERSHIP

                                   By: /s/ William H. Gallagher
                                       -----------------------------------------
                                           William H. Gallagher
                                           General Partner



                                   WILLIAM H. GALLAGHER GRANTOR
                                   RETAINED ANNUITY TRUST

                                   By: /s/ Stephen A. Hurwitz
                                       -----------------------------------------
                                           Stephen A. Hurwitz
                                           Trustee



                                   GARDNER FAMILY LIMITED PARTNERSHIP

                                   By: /s/ Edward B. Gardner, Jr.
                                       -----------------------------------------
                                           Edward B. Gardner, Jr.

                                   By: /s/ Susan C. Gardner
                                       -----------------------------------------
                                           Susan C. Gardner

                                   SCHEDULE I



                                                     No. of Shares of               No. of Shares of
             Name of Shareholder                       Common Stock               Special Common Stock
             -------------------                       ------------               --------------------
Robert W. Howe                                                2,070,880                              0

Howe Family Limited Partnership                                 258,860                              0

Robert W. Howe Grantor Retained Annuity Trust                   258,860                              0

William H. Gallagher                                          2,070,880                              0

Gallagher Family Limited Partnership                            258,860                              0

William H. Gallagher Grantor Retained                           258,860                              0
     Annuity Trust

Lee M. Kennedy                                                1,068,400                              0

Lee M. Kennedy 1997 Irrevocable Trust f/b/o                      20,000                              0
     Shaila Kennedy dated November 6, 1997

Lee M. Kennedy 1997 Irrevocable Trust f/b/o                      20,000                              0
     Lee Michael Kennedy dated November 6,
     1997

Lee M. Kennedy 1997 Irrevocable Trust f/b/o                      20,000                              0
     Eugene Kennedy dated November 6, 1997

Edward B. Gardner, Jr.                                          414,360

Gardner Family Limited Partnership                              128,000

General Atlantic Partners II, L.P.                                    0                      3,104,080
                                                              ---------                      ---------

                                       TOTAL:                 6,847,960                      3,104,080
                                                              =========                      =========